                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



       The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1996-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

       1. The Monthly Report for the period from April 1, 1997 to April 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

       2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

       IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of May, 1997.

                                           GREEN TREE FINANCIAL CORP.



                                           BY: /s/Phyllis A. Knight
                                               --------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


       The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1996-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

       1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

       2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

       IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of May, 1997.

                                      GREEN TREE FINANCIAL CORP.



                                      BY: /s/ Phyllis A. Knight
                                          -----------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997

                                   Distribution Date: 5/15/97
                                   CUSIP#: 393505 NF5 NG3 NH1 NJ7 NK4
                                   NL2 NM0
                                   Trust Account: 3334953-0

     CLASS HI: A CERTIFICATES
     ------------------------

1.   (a) Sub-Pool HI Amount Available
         (including Monthly Servicing Fee)                        $4,949,878.14

     (b) Class HI: M-1 Interest Deficiency Amount
         (if any), Class HI: M-2 Interest Deficiency
         Amount (if any) and Class HI: B-1 Interest
         Deficiency Amount (if any) withdrawn for prior
         Payment Date                                                       .00

     (c) Sub-Pool HI Amount Available after giving effect to
         withdrawal of any Class HI: M-1 Interest Deficiency
         Amount, Class HI: M-2 Interest Deficiency Amount and
         Class HI: B-1 Interest Deficiency Amount for prior
         Payment Date                                              4,949,878.14

2. Aggregate Interest

     (a)  Class HI: A-1 Pass-through Rate      6.45%

     (b)  Class HI: A-1 Interest                                     184,073.89

     (c)  Class HI: A-2 Pass-through Rate      6.90%

     (d)  Class HI: A-2 Interest                                     195,500.00

     (e)  Class HI: A-3 Pass-through Rate      7.35%

     (f)  Class HI: A-3 Interest                                     252,105.00

3. Amount applied to Unpaid Class HI: A Interest Shortfall                  .00

4. Remaining Unpaid Class HI: A Interest Shortfall                          .00

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 2

                                   Distribution Date: 5/15/97
                                   CUSIP#: 393505 NF5 NG3 NH1 NJ7 NK4
                                   NL2 NM0
                                   Trust Account: 3334953-0

    PRINCIPAL

5. Sub-Pool HI: Class A Formula Principal Distribution Amount:

    (a)   Scheduled Principal                                447,689.16
    (b)   Principal Prepayments                            3,159,071.87
    (c)   Liquidated Contracts                               143,886.78
    (d)   Repurchases                                               .00
    Previously undistributed Principal Amounts                      .00

                   Total Principal                              3,750,647.81

6. Pool Scheduled Principal Balance of Sub-Pool HI            140,778,325.77

7. Sub-Pool HI Senior Percentage for such Payment Date                  100%

8. Class HI: A Principal Distribution:

    (a)   Class HI: A-1                                         3,750,647.81
    (b)   Class HI: A-2                                                  .00
    (c)   Class HI: A-3                                                  .00

9. Class HI: A Principal Balance:

    (a)   Class HI: A-1 Principal Balance                      30,495,657.77
    (b)   Class HI: A-2 Principal Balance                      34,000,000.00
    (c)   Class HI: A-3 Principal Balance                      41,160,000.00

   CLASS HI: M-1 CERTIFICATES
   --------------------------

10. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount (including Monthly
    Servicing Fee)                                                567,551.44

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 3

                                   Distribution Date: 5/15/97
                                   CUSIP#: 393505 NF5 NG3 NH1 NJ7 NK4
                                   NL2 NM0
                                   Trust Account: 3334953-0


     INTEREST

11.  Current Interest
       (a) Class HI: M-1 Pass-through Rate           7.75
       (b) Class HI: M-1 Interest                               91,320.83

12.  Amount applied to Unpaid Class HI: M-1 Interest Shortfall        .00

13.  Amount applied to Class HI: M-1 Interest Deficiency Amount       .00

14.  Remaining unpaid Class HI: M-1 Interest Deficiency Amount        .00

15.  Remaining Unpaid Class HI: M-1 Interest Shortfall                .00

     PRINCIPAL

16.  Sub-Pool HI: Class M-1 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                 .00
          (b)  Principal Repayments                .00
          (c)  Liquidated Contracts                .00
          (d)  Repurchases                         .00
          (e)  Previously undistributed
               Principal Amounts                   .00

                    Total Principal                                   .00

17.  Class HI: M-1 Principal Distribution                             .00

18.  Class HI: M-1 Principal Balance                        14,140,000.00

19.  Pool Scheduled Principal Balance of Sub-Pool HI       140,778,325.77

20.  Sub-Pool HI Senior Percentage for such Payment Date             100%

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 4

                                   Distribution Date: 5/15/97
                                   CUSIP#: 393505 NF5 NG3 NH1 NJ7 NK4
                                   NL2 NM0
                                   Trust Account: 3334953-0


     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount          .00

22.  Class HI: M-1 Liquidation Loss Principal Amount                  .00

23.  Interest at Class HI: M-1 Pass-Through Rate on:

          (a)  Class HI: M-1 Liquidation Loss Principal Amount        .00
          (b)  Unpaid Class HI: M-1 Liquidation Loss Interest
               Shortfall                                              .00

24.  Amount applied to such interest                                  .00

25.  Liquidation Loss interest remaining unpaid                       .00

     CLASS HI: M-2 CERTIFICATES
     --------------------------

26.  Sub-Pool HI Amount Available less the Class HI:
     A Distribution Amount and Class HI: M-1 Distribution
     Amount (including Monthly Servicing Fee)                  476,230.61

     INTEREST

27.  Current Interest
          (a)  Class HI: M-2 Pass-Through Rate     8.05%
          (b)  Class HI: M-2 Interest                           57,423.33

28.  Amount applied to Unpaid Class HI: M-2 Interest Shortfall        .00

29.  Amount applied to Class HI: M-2 Interest Deficiency Amount       .00

30.  Remaining unpaid Class HI: M-2 Interest Deficiency Amount        .00

31.  Remaining unpaid Class HI: M-2 Interest Shortfall                .00

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 5

                                   Distribution Date: 5/15/97
                                   CUSIP#: 393505 NF5 NG3 NH1 NJ7 NK4
                                   NL2 NM0
                                   Trust Account: 3334953-0

     PRINCIPAL

32.  Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
          (a)  Scheduled Principal                .00
          (b)  Principal Prepayments              .00
          (c)  Liquidated Contracts               .00
          (d)  Repurchases                        .00
          (e)  Previously undistributed
               Principal Amounts                  .00

                                   Total Principal                    .00

33.  Class HI: M-2 Principal Distribution                             .00

34.  Class HI: M-2 Principal Balance                         8,560,000.00

35.  Pool Schedule Principal of Sub-Pool HI                140,778,325.77

36.  Sub-Pool HI Senior Percentage for such Payment Date             100%

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount          .00

38.  Class HI: M-2 Liquidation Loss Principal Amount                  .00

39.  Interest at Class HI: M-2 Pass-Through Rate on:

          (a)  Class HI: M-2 Liquidation Loss Principal Amount        .00
          (b)  Unpaid Class HI: M-2 Liquidation Loss
               Interest Shortfall                                     .00

40.  Amount applied to such interest                                  .00

41.  Liquidation Loss interest remaining unpaid                       .00

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 6

                                   Distribution Date: 5/15/97
                                   CUSIP#: 393505 NF5 NG3 NH1 NJ7 NK4
                                   NL2 NM0
                                   Trust Account: 3334953-0

      CLASS HI: B Principal Distribution Tests
      (tests must be satisfied on and after the Payment Date occurring in July 1999)

42.   Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

           (a)  Sixty-Day Delinquency Ratio for current
                Payment Date                                          .55%

           (b)  Average Sixty-Day Delinquency Ratio Test
                (arithmetic average of ratios for this month
                and two preceding months; may not exceed 2.5%)        .47%

43.   Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

           (a)  Thirty-Day Delinquency Ratio for current
                Payment Date                                          .42%

           (b)  Average Thirty-Day delinquency Ratio Test
                (arithmetic average of ratios for this month
                and two preceding months; may not exceed 5%)          .43%

44.   Sub-Pool HI Cumulative Realized Losses Test

           (a)  Cumulative Realized Losses for current
                Payment Date (as a percentage of Cut-off Date
                Pool Principal Balance: may not exceed 9%)            .54%

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 7

                                 Distribution Date: 5/15/97
                                 CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                  NL2 NM0
                                 Trust Account: 3334953-0

45.  Sub-Pool HI Current Realized Losses Test

     (a)   Current Realized Losses for current
           Payment Date                                              151,371.93

     (b)   Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied By 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
           preceding Remittance and for current
           Remittance Date; may not exceed 2.5%)                          1.22%

46.  Class HI: B Principal Balance Test

     (a)   Class HI: B Principal Balance (before any distributions
           on current Payment Date) divided by Pool Scheduled
     Principal Balance for prior Payment Date (must equal or
     exceed 14.5%)                                                        8.60%

     CLASS HI: B-1 CERTIFICATES
     --------------------------

47.  Sub-Pool HI Amount Available less the Class HI: A Distribution
     Amount and Class HI: M Distribution Amount (including Monthly
     Servicing Fee)                                                  418,807.28

     INTEREST

48.  Class HI: B-1 Pass-Through Rate                                      7.75%

49.  Current Interest                                                 44,239.58

50.  Amount applied to Unpaid Class HI: B-1 Interest Shortfall              .00

51.  Amount applied to Class HI: B-1 Interest Deficiency Amount             .00

52.  Remaining unpaid Class HI: B-1 Interest Deficiency Amount              .00

53.  Remaining Unpaid Class HI: B-1 Interest Shortfall                      .00

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 8

                                 Distribution Date: 5/15/97
                                 CUSIP#: 393505 NF5 NG3 NH1 NJ7 NK4
                                             NL2 NMO
                                 Trust Account: 3334953-0
     PRINCIPAL

54.  Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:
               (a)   Scheduled Principal               .00
               (b)   Principal Prepayments             .00
               (c)   Liquidated Contracts              .00
               (d)   Repurchases                       .00
               (e)   Previously undistributed
                     Principal Amounts                 .00

                              Total Principal                               .00

55.  Class HI: B Percentage for such Payment Date                            0%

56.  Class HI: B Percentage of Formula Principal
     Distribution Amount                                                    .00

57.  Class HI: B Principal Balance                                12,422,668.00

58.  Class HI: B-1 Principal Balance                               6,850,000.00

59.  Pool Scheduled Principal of Sub-Pool HI                     140,778,325.77

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount                .00

61.  Class HI: B-1 Liquidation Loss Principal Amount                        .00

62.  Interest at Class HI: B-1 Pass-Through Rate on:

               (a)  Class HI: B-1 Liquidation Loss Principal Amount         .00
               (b)  Unpaid Class HI: B-1 Liquidation Loss
                    Interest Shortfall                                      .00

63.  Amount applied to such interest                                        .00

64.  Liquidation Loss interest remaining unpaid                             .00

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 9

                                 Distribution Date: 5/15/97
                                 CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                       NL2 NM0
                                 Trust Account: 3334953-0

     CLASS HI: B-2 CERTIFICATES

65.  Remaining Sub-Pool HI Amount Available                          374,567.70

     INTEREST

66.  Class HI: B-2 Pass-Through Rate                   8.15%

67.  Current Interest                                                 37,847.70

68.  Amount applied to Unpaid Class HI: B-2 Interest Shortfall              .00

69.  Remaining Unpaid Class HI: B-2 Interest Shortfall                      .00

     PRINCIPAL

70.  Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

               (a)  Scheduled Principal                 .00
               (b)  Principal Prepayments               .00
               (c)  Liquidated Contracts                .00
               (d)  Repurchases                         .00
               (e)  Previously undistributed
                    Principal Amounts                   .00

                                 Total Principal                            .00

71.  Class HI: B Percentage for such Payment Date                            0%

72.  Class HI: B Percentage of Formula Principal Distribution
     Amount                                                                 .00

73.  Current Principal (Class HI: B Percentage of Formula
     Principal Distribution Amount less Class HI: B-1
     Principal Balance)                                                     .00

74.  Class HI: B-2 Liquidation Loss Principal Amount                        .00

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 10

                                 Distribution Date: 5/15/97
                                 CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                       NL2 NM0
                                 Trust Account: 3334953-0

75.  Class HI: B-2 Guaranty Payment                                         .00

76.  Class HI: B-2 Principal Balance                               5,572,668.00

77.  Pool Scheduled Principal Balance of Sub-Pool HI             140,778,325.77

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount                .00

79.  Class HI: B-2 Liquidation Loss Principal Amount                        .00

80.  Interest at Class HI: B-2 Pass-Through Rate on:

               (a)  Class HI: B-2 Liquidation Loss Principal Amount         .00
               (b)  Unpaid Class HI: B-2 Liquidation Loss Interest
                    Shortfall                                               .00

81.  Amount applied to such interest                                        .00

82.  Liquidation Loss interest remaining unpaid                             .00

     CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
     ------------------------------------------------------

83.  Sub-Pool HI Pool Factors

               (a)  Class HI: A-1 Pool Factor                         .49992882
               (b)  Class HI: A-2 Pool Factor                        1.00000000
               (c)  Class HI: A-3 Pool Factor                        1.00000000
               (d)  Class HI: M-1 Pool Factor                        1.00000000
               (e)  Class HI: M-2 Pool Factor                        1.00000000
               (f)  Class HI: B-1 Pool Factor                        1.00000000
               (g)  Class HI: B-2 Pool Factor                        1.00000000

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 11

                                 Distribution Date: 5/15/97
                                 CUSIP#: 393505 NF5 NG3 NH1 NJ7 NK4
                                 NL2 NM0
                                 Trust Account: 3334953-0

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     (a)  31-59 days           590,077.71     35
     (b)  60-89 days           358,845.70     21
     (c)  90 or more days      416,061.10     24

85.  Principal Balance of Defaulted Contracts                    202,551.49

86.  Number of Liquidated Contracts and
     Net Liquidated Loss                      9                  151,371.93

87.  Number of Loans Remaining                                        8,747

88.  Number and Principal Balance of Contracts with FHA
     Claims finally rejected, or no FHA claim was submitted
     because FHA insurance was unavailable    49                 865,357.01

89.  FHA Insurance reserve amount                             92,088,327.22

90.  Amount received from FHA Insurance                                 .00

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 12

                                 Distribution Date: 5/15/97
                                 CUSIP#: 393505 NN8 NP3 NQ1 NR9 NS7
                                 NT5 NU2 NV0
                                 Trust Account: 3334953-0

    CLASS HE: A CERTIFICATES

1.  (a)   Sub-Pool HE Amount Available (including
          Monthly Servicing Fee)                                   2,744,161.94

    (b)   Class HE: M-1 Interest Deficiency Amount
          (if any), Class HE: M-2 Interest Deficiency
          Amount (if any) and Class HE: B-1 Interest
          Deficiency Amount (if any) withdrawn for
          Payment Date                                                      .00

    (c)   Sub-Pool HE Amount Available after giving effect
          to withdrawal of any, Class HE: M-1 Interest
          Deficiency Amount, Class HE: M-2 Interest Deficiency
          Amount and Class HE: B-1 Interest Deficiency Amount
          for prior Payment Date                                   2,744,161.94

    INTEREST

2.  Aggregate Interest
          (a)   Class HE: A-1 Pass-Through Rate     6.50%
          (b)   Class HE: A-1 Interest                               125,834.94
          (c)   Class HE: A-2 Pass-Through Rate     7.10%
          (d)   Class HE: A-2 Interest                               207,083.33
          (e)   Class HE: A-3 Pass-Through Rate     7.55%
          (f)   Class HE: A-3 Interest                                75,500.00
          (g)   Class HE: A-4 Pass-Through Rate     7.80%
          (h)   Class HE: A-4 Interest                               114,985.00

3.  Amount applied to Unpaid Class HE: A Interest Shortfall                 .00

4.  Remaining Unpaid Class HE: A Interest Shortfall                         .00

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 12

                                 Distribution Date: 5/15/97
                                 CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                 NT5 NU2 NV0
                                 Trust Account:  3334953-0
     PRINCIPAL

5.   Sub-Pool HE: Class A Formula Principal Distribution Amount:
          (a)  Scheduled Principal                 117,780.42
          (b)  Principal Prepayments             1,645,279.90
          (c)  Liquidated Contracts                177,153.47
          (d)  Repurchases                                .00
          (e)  Previously undistributed
               Principal Amounts                          .00

                         Total Principal                           1,940,213.79

6.   Pool Scheduled Principal Balance of Sub-Pool HE             102,937,240.74

7.   Sub-Pool HE Senior Percentage of such Payment Date                    100%

8.   Class HE: A Principal Distribution:

          (a)  Class HE: A-1                                       1,940,213.79
          (b)  Class HE: A-2                                                .00
          (c)  Class HE: A-3                                                .00
          (d)  Class HE: A-4                                                .00

9.   Class HE: A Principal Balance:

          (a)  Class HE: A-1                                      21,290,851.74
          (b)  Class HE: A-2                                      35,000,000.00
          (c)  Class HE: A-3                                      12,000,000.00
          (d)  Class HE: A-4                                      17,690,000.00

     CLASS HE: M-1 CERTIFICATES
     --------------------------

10.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount (including Monthly Servicing Fee)         280,544.88

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 13

                                 Distribution Date: 5/15/97
                                 CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                 NT5 NU2 NV0
                                 Trust Account:  3334953-0
     INTEREST

11.  Current Interest
          (a)  Class HE: M-1 Pass-Through Rate           8.25%
          (b)  Class HE: M-1 Interest                                 45,787.50

12.  Amount applied to Unpaid Class HE: M-1 Interest Shortfall              .00

13.  Amount applied to Class HE: M-1 Interest Deficiency Amount             .00

14.  Remaining unpaid Class HE: M-1 Interest Deficiency Amount              .00

15.  Remaining unpaid Class HE: M-1 Interest Shortfall                      .00

     PRINCIPAL

16.  Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                        .00
          (b)  Principal Prepayments                      .00
          (c)  Liquidated Contracts                       .00
          (d)  Repurchases                                .00
          (e)  Previously undistributed
               Principal Amounts                          .00

                         Total Principal                                    .00

17.  Class HE: M-1 Principal Distribution                                   .00

18.  Class HE: M-1 Principal Balance                               6,660,000.00

19.  Pool Scheduled Principal Balance of Sub-Pool HE             102,937,240.74

20.  Sub-Pool HE Senior Percentage for such Payment Date                   100%

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 14

                                 Distribution Date: 5/15/97
                                 CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                 NT5 NU2 NV0
                                 Trust Account:  3334953-0

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21. Sub-Pool HE Aggregate Liquidation Loss Principal Amount                 .00

22. Class HE: M-1 Liquidation Loss Principal Amount                         .00

23. Interest at Class HE: M-1 Pass-Through Rate on:

         (a)  Class HE: M-1 Liquidation Loss
              Principal Amount                                              .00

         (b)  Unpaid Class HE: M-1 Liquidation Loss
              Interest Shortfall                                            .00

24. Amount applied to such interest                                         .00

25. Liquidation Loss interest remaining unpaid                              .00

    CLASS HE: M-2 CERTIFICATES
    --------------------------

26. Sub-Pool HE Amount Available less the Class HE:
    A Distribution Amount and Class HE: M-1 Distribution
    Amount (including Monthly Servicing Fee)                        234,757.38

    INTEREST

27. Current Interest
         (a)  Class HE: M-2 Pass-Through Rate     8.45%
         (b)  Class HE: M-2 Interest                                  29,856.67

28. Amount applied to Unpaid Class HE: M-2 Interest Shortfall               .00

29. Amount applied to Class HE: M-2 Interest Deficiency Amount              .00

30. Remaining unpaid Class HE: M-2 Interest Deficiency Amount               .00

31. Remaining unpaid Class HE: M-2 Interest Shortfall                       .00

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 15

                                 Distribution Date: 5/15/97
                                 CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                 NT5 NU2 NV0
                                 Trust Account:  3334953-0

    PRINCIPAL

32. Sub-Pool HE: Class M-2 Formula Principal Distribution Amount:

         (a)  Scheduled Principal                 .00
         (b)  Principal Prepayments               .00
         (c)  Liquidated Contracts                .00
         (d)  Repurchases                         .00
         (e)  Previously undistributed
              Principal Amounts                   .00

                        Total Principal                                     .00

33. Class HE: M-2 Principal Distribution                                    .00

34. Class HE: M-2 Principal Balance                                4,240,000.00

35. Pool Scheduled Principal of Sub-Pool HE                      102,937,240.74

36. Sub-Pool HE Senior Percentage for such Payment Date                    100%

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37. Sub-Pool HE Aggregate Liquidation Loss Principal Amount                 .00

38. Class HE: M-2 Liquidation Loss Principal Amount                         .00

39. Interest at Class HE: M-2 Pass-Through Rate on:

         (a)  Class HE: M-2 Liquidation Loss Principal Amount               .00
         (b)  Unpaid Class HE: M-2 Liquidation Loss Interest
              Shortfall                                                     .00

40. Amount applied to such interest                                         .00

41. Liquidation Loss interest remaining unpaid                              .00

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 16

                                 Distribution Date: 5/15/97
                                 CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                 NT5 NU2 NV0
                                 Trust Account:  3334953-0

    Class HE: B Principal Distribution Tests
    (tests must be satisfied on and after the Payment Date occurring in July 1999)

42. Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

    (a)  Sixty-Day Delinquency Ratio for current Payment Date             1.08%

    (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 2.5%)                                     1.30%

43. Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

    (a)  Thirty-Day Delinquency Ratio for current Payment Date            3.74%

    (b)  Average Thirty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding
         months; may not exceed 5%)                                       3.64%

44. Sub-Pool HE Cumulative Realized Losses Test

    (a)  Cumulative Realized Losses for current Payment Date
         (as a percentage of Cut-Off Date Pool Principal
          Balance; may not exceed 9%)                                      .20%

45. Sub-Pool HE Current Realized Losses Test

    (a)  Current Realized Losses for current Payment Date            179,668.20

    (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
         preceding Remittance and for current Remittance Date; may
         not exceed 2%)                                                    .92%

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 17

                                 Distribution Date: 5/15/97
                                 CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                 NT5 NU2 NV0
                                 Trust Account:  3334953-0

46. Class HE: B Principal Test

    (a) Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal Balance for prior
         Payment Date (must equal or exceed 10%)                          5.77%

    CLASS HE:B-1 CERTIFICATES
    -------------------------

47. Sub-Pool HE Amount Available less the Class HE: A Distribution
    Amount and Class HE: M Distribution Amount (including Monthly
    Servicing Fee)                                                   204,900.71

    INTEREST

48. Class HE: B-1 Pass-Through Rate                     8.15%

49. Current Interest                                                  28,796.67

50. Amount applied to Unpaid Class HE: B-1 Interest Shortfall               .00

51. Amount applied to Class HE: B-1 Interest Deficiency Amount              .00

52. Remaining unpaid Class HE: B-1 Interest Deficiency Amount               .00

53. Remaining Unpaid Class HE: B-1 Interest Shortfall                       .00

    PRINCIPAL

54. Sub-Pool HE: Class B-1 Formula Principal Distribution Amount:

         (a)  Scheduled Principal                 .00
         (b)  Principal Prepayments               .00
         (c)  Liquidated Contracts                .00
         (d)  Repurchases                         .00
         (e)  Previously undistributed
              Principal Amounts                   .00

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 18

                                 Distribution Date: 5/15/97
                                 CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                 NT5 NU2 NV0
                                 Trust Account:  3334953-0


                     Total Principal                                        .00

55.  Class HE: B Percentage for such Payment Date                           0%

56.  Class HE: B Percentage of Formula Principal Distribution Amount        .00

57.  Class HE: B Principal Balance                                 6,056,389.00

58.  Class HE: B-1 Principal Balance                               4,240,000.00

59.  Pool Scheduled Principal of Sub-Pool HE                     102,937,240.74

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                .00

61.  Class HE: B-1 Liquidation Loss Principal Amount                        .00

62.  Interest at Class HE: B-1 Pass-Through Rate on:

     (a)  Class HE: B-1 Liquidation Loss Principal Amount                   .00
     (b)  Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall          .00

63.  Amount applied to such interest                                        .00

64.  Liquidation Loss interest remaining unpaid                             .00

     CLASS HE: B-1 CERTIFICATES

65.  Remaining Sub-Pool HE Amount Available                          176,104.04

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 19

                                 Distribution Date: 5/15/97
                                 CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                 NT5 NU2 NV0
                                 Trust Account:  3334953-0
     INTEREST

66.  Class HE: B-2 Pass-Through Rate                    8.45%

67.  Current Interest                                                 12,790.41

68.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall              .00

69.  Remaining Unpaid Class HE: B-2 Interest Shortfall                      .00

     PRINCIPAL

70.  Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                .00
          (b)  Principal Prepayments              .00
          (c)  Liquidated Contracts               .00
          (d)  Repurchases                        .00
          (e)  Previously undistributed
               Principal Amounts                  .00

                    Total Principal               .00

71.  Class HE: B Percentage for such Payment Date                           0%

72.  Class HE: B Percentage of Formula Principal Distribution Amount       .00

73.  Current Principal (Class HE: B Percentage of Formula Principal
     Distribution Amount less Class HE: B-1 Principal Balance)             .00

74.  Class HE: B-2 Liquidation Loss Principal Amount                       .00

75.  Class HE: B-2 Guaranty Payment                                        .00

76.  Class HE: B-2 Principal Balance                               1,816,389.00

77.  Pool Scheduled Principal Balance of Sub-Pool HE             102,937,240.74

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 20

                                 Distribution Date: 5/15/97
                                 CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                 NT5 NU2 NV0
                                 Trust Account:  3334953-0

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78. Sub-Pool HE Aggregate Liquidation Loss Principal Amount                 .00

79. Class HE: B-2 Liquidation Loss Principal Amount                         .00

80. Interest at Class HE: B-2 Pass-Through Rate on:

    (a)  Class HE: B-2 Liquidation Loss Principal Amount                    .00
    (b)  Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall           .00

81. Amount applied to such interest                                         .00

82. Liquidation Loss interest remaining unpaid                              .00

    CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
    ------------------------------------------------------

83. Sub-Pool HE Pool Factors

         (a)  Class HE: A-1 Pool Factor                              .53900890
         (b)  Class HE: A-2 Pool Factor                             1.00000000
         (c)  Class HE: A-3 Pool Factor                             1.00000000
         (d)  Class HE: A-4 Pool Factor                             1.00000000
         (e)  Class HE: M-1 Pool Factor                             1.00000000
         (f)  Class HE: M-2 Pool Factor                             1.00000000
         (g)  Class HE: B-1 Pool Factor                             1.00000000
         (h)  Class HE: B-2 Pool Factor                             1.00000000

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

    (a)  31-59 days          3,846,519.26         73
    (b)  60-89 days            480,704.12         10
    (c)  90 or more days       633,483.78         12

85. Principal Balance of Defaulted Contracts                      1,891,801.93

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 21

                                 Distribution Date: 5/15/97
                                 CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                 NT5 NU2 NV0
                                 Trust Account:  3334953-0

86. Number of Liquidated Contracts and
    Net Liquidated Loss                                 6            179,668.20

87. Number of Loans Remaining                                             2,152

88. Number of Principal Balance of Contracts with FHA Claims finally rejected, or no FHA claim was submitted because
    FHA Insurance was unavailable                       8            277,523.32

89. FHA Insurance reserve amount                                  92,088,327.22

90. Amount received from FHA Insurance                                      .00

    CLASS HE: C CERTIFICATES
    ------------------------

91. Monthly Servicing Fee                                            155,879.02

92. Class HE: C Residual Payment                                     344,154.61